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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 8, 2001



                                 Entegris, Inc.
             (Exact name of registrant as specified in its charter)

                          Commission File No. 000-30789

                  Minnesota                                41-1941551
      (State or other jurisdiction of                    (IRS Employer
       incorporation or organization)                  Identification No.)


                              3500 Lyman Boulevard
                             Chaska, Minnesota 55318
                    (Address of principal executive offices)

                                 (952) 556-3131
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

         See Exhibit 99 attached hereto.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         10.1     Agreement between Entegris, Inc, Fluoroware, Inc. and Metron
                  Technology N.V., dated January 8, 2001
         10.2     Transition Agreement between Entegris, Inc, Fluoroware, Inc.
                  and Metron Technology N.V., dated January 8, 2001, as
                  supplemented by letter dated February 23, 2001
         10.3     Worldwide Stocking Distributor Agreement between Fluid
                  Handling Group Entegris, Inc. and Metron Technology N.V.
                  dated March 1, 2001
         99       Press Release dated March 1, 2001
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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                         ENTEGRIS, INC.



Date: January 8, 2001                          By: \s\ John D. Villas
                                                   -----------------------------
                                                   John D. Villas
                                                   Chief Financial Officer